                              SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                 SEI Tax Exempt Trust
-------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

                                         same
-------------------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11(1).

     1)  Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------

     5)  Total fee paid:

         ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         ----------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

         ----------------------------------------------------------------------

     3)  Filing Party:

         ----------------------------------------------------------------------

     4)  Date Filed:

         ----------------------------------------------------------------------

                               TAX FREE PORTFOLIO
                         INSTITUTIONAL TAX FREE PORTFOLIO
                         CALIFORNIA TAX EXEMPT PORTFOLIO
                         PENNSYLVANIA TAX FREE PORTFOLIO

--------------------------------------------------------------------------------
                        IMPORTANT SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


THIS DOCUMENT CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR PORTFOLIO. EACH PROXY CARD MAY BE COMPLETED BY CHECKING THE APPROPRIATE BOX AND VOTING FOR OR AGAINST THE SPECIFIC PROPOSALS RELATING TO YOUR PORTFOLIO. IF YOU SIMPLY SIGN THE PROXY WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES.

PLEASE SPEND A FEW MINUTES WITH THE PROXY STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. VOTING YOUR PROXY, AND DOING SO PROMPTLY, ENSURES THAT THE PORTFOLIO WILL NOT NEED TO CONDUCT ADDITIONAL MAILINGS. IF SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, THE PORTFOLIO MAY HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH WILL COST YOUR PORTFOLIO MONEY.

PLEASE TAKE A FEW MOMENTS TO EXERCISE YOUR RIGHT TO VOTE. THANK YOU.

--------------------------------------------------------------------------------


                              SEI TAX EXEMPT TRUST

                              SEI TAX EXEMPT TRUST

Dear Shareholder,

     A shareholder meeting of the Tax Free, Institutional Tax Free, California Tax Exempt, and Pennsylvania Tax Free Portfolios of SEI Tax Exempt Trust (the "Trust") has been scheduled for Wednesday, July 29, 1998. If you were a shareholder of record as of the close of business on June 12, 1998, you are entitled to vote at the meeting and any adjournment of the meeting.

     The Managing Directors of Weiss, Peck & Greer, L.L.C. ("WPG"), the investment adviser to each Portfolio, have entered into an agreement with Robeco Groep N.V. ("Robeco"), a major Dutch investment management firm, pursuant to which WPG will become a member of the Robeco group, as further described in the enclosed proxy statement. The existing WPG professionals have entered employment contracts with Robeco and the WPG name and management will be maintained.

     The Portfolios' Trustees have called a special shareholder meeting to be held on July 29, 1998. The primary purpose of the special meeting is to permit each Portfolio's shareholders to consider a new investment advisory agreement with WPG to take effect following the acquisition, as required by federal securities laws. The terms of the proposed new investment advisory agreement between your Portfolio and WPG are substantially identical to the terms of the Trust's current investment advisory agreement, except for the dates of execution, effectiveness and termination, and the inclusion of escrow provisions (which are applicable in the event that the transaction closes prior to the approval of the new advisory agreement by shareholders). The enclosed proxy statement seeks shareholder approval of this proposal.

While you are, of course, welcome to join us at the meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card(s). Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card(s) and return it in the enclosed postage-paid envelope so the maximum number of shares may be voted. Your vote is important to us. Please do not hesitate to call 1-800-DIAL-SEI if you have any questions about the Proposal. Thank you for taking the time to consider this important proposal and for your investment in the SEI Funds.

                                        Sincerely,

                                        /s/ Edward D. Loughlin
                                        Edward D. Loughlin
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                        SEI TAX EXEMPT TRUST

                                IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the proposal.

                               QUESTIONS & ANSWERS

Q:   WHY AM I RECEIVING THIS PROXY STATEMENT?

A:   Federal securities laws require a vote by each Portfolio's shareholders whenever the Portfolio's investment adviser is subject to a change in its ownership structure or in the identity of its controlling parties. Weiss, Peck & Greer, L.L.C. ("WPG"), each Portfolio's investment adviser, and Robeco Groep N.V. ("Robeco") have entered into an agreement pursuant to which Robeco will acquire WPG. Your Portfolio is seeking shareholder approval of the following proposal:

- FOR EACH PORTFOLIO, approval of a new investment advisory agreement with WPG.

Please refer to the proxy statement for a detailed explanation of the proposal.

Q: HOW WILL THIS AFFECT MY ACCOUNT?

A: You can expect the same level of management expertise and service from WPG to which you've grown accustomed. The terms of the proposed new investment advisory agreement between your Portfolio and WPG are substantially identical to the terms of the Portfolio's current investment advisory agreement, except for the dates of execution, effectiveness and termination, and the inclusion of escrow provisions (which are applicable only in the event that the transaction closes prior to the approval of the new advisory agreement by shareholders). THE PROPOSAL DOES NOT REQUEST AN INCREASE IN THE RATE OF ANY PORTFOLIO'S INVESTMENT ADVISORY FEE. FURTHER, THE PROPOSED TRANSACTION WILL NOT RESULT IN A CHANGE IN ANY PORTFOLIO'S PORTFOLIO MANAGER.

Q: WILL MY VOTE MAKE A DIFFERENCE?

A: Your vote is needed to ensure that the Proposal can be acted upon. Additionally, your immediate response on the enclosed proxy card(s) will help save the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Portfolio(s).

Q: HOW DO THE TRUSTEES OF MY PORTFOLIO SUGGEST THAT I VOTE?

A: After careful consideration, the Trustees of your Portfolio, including the independent Trustees who comprise a majority of each Portfolio's Board of Trustees, unanimously recommend that you vote "FOR" the proposal.

Q: WHOM DO I CALL IF I HAVE QUESTIONS?

A: We will be happy to answer your questions about the proxy solicitation. Please call us at 1-800-DIAL-SEI between 9:00 a.m. and 5:00 p.m. New York time, Monday through Friday.

Q: WHERE DO I MAIL MY PROXY CARD(S)?

A: You may use the enclosed postage-paid envelope.

                              SEI TAX EXEMPT TRUST

                               TAX FREE PORTFOLIO
                        INSTITUTIONAL TAX FREE PORTFOLIO
                         CALIFORNIA TAX EXEMPT PORTFOLIO
                         PENNSYLVANIA TAX FREE PORTFOLIO

                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                  JULY 29, 1998

To the Shareholders of SEI Tax Exempt Trust:

         Notice is hereby given that a special meeting of Shareholders (the "Meeting") of the Tax Free Portfolio, Institutional Tax Free Portfolio, California Tax Exempt Portfolio, and Pennsylvania Tax Free Portfolio (the "Portfolios") of SEI Tax Exempt Trust (the "Trust"), will be held at the offices of the Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on July 29, 1998 at 3:30 p.m., local time, for the following purposes:

         1. TO CONSIDER AND VOTE UPON A PROPOSAL TO APPROVE A NEW ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE TAX FREE PORTFOLIO, INSTITUTIONAL TAX FREE PORTFOLIO, CALIFORNIA TAX EXEMPT PORTFOLIO, AND PENNSYLVANIA TAX FREE PORTFOLIO AND WEISS PECK & GREER, L.L.C. ("WPG") RELATING TO THE MANAGEMENT OF THE ASSETS OF THE PORTFOLIOS.

         2. TO TRANSACT OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

         Proposal 1 relates to the consideration of a new advisory agreement between the Trust and WPG. The current agreement between WPG and the Trust will terminate when WPG is purchased by the Robeco Groep N.V. ("Robeco"), a major Dutch investment management firm. Under the Investment Company Act of 1940, this transaction will result in an "assignment," which will cause the termination of the agreement. Provided that the new agreement is approved by Shareholders, WPG will continue to serve as adviser under the new agreement described in the attached proxy statements. The Board of Trustees is recommending that Shareholders of the Portfolios vote to approve the new advisory agreement between the Trust and WPG.

         All Shareholders are cordially invited to attend the meeting. Regardless of whether you plan to attend the meeting, please complete, sign, and date the enclosed proxy and return it promptly in the enclosed envelope so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.


                                        I

         Shareholders of record at the close of business on June 12, 1998, are entitled to receive notice of and to vote at that meeting or any adjournment thereof.

                        By Order of the Board of Trustees


                                            /s/ Richard W. Grant
                                            --------------------------
                                            Richard W. Grant
                                            SECRETARY


June 25, 1998


                PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY
                  IS REQUESTED. A SELF-ADDRESSED, POSTAGE PAID
                    ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE




                                       II

                              SEI TAX EXEMPT TRUST

                               TAX FREE PORTFOLIO
                        INSTITUTIONAL TAX FREE PORTFOLIO
                         CALIFORNIA TAX EXEMPT PORTFOLIO
                         PENNSYLVANIA TAX FREE PORTFOLIO

                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS

                                  JULY 29, 1998

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI Tax Exempt Trust (the "Trust") on behalf of the Tax Free Portfolio, Institutional Tax Free Portfolio, California Tax Exempt Portfolio, and Pennsylvania Tax Free Portfolio (each a "Portfolio" and, together, the "Portfolios"), for use at the Special Meeting of Shareholders to be held at the offices of the Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on Wednesday, July 29, 1998, at 3:30 p.m., local time, and at any adjourned session thereof (this meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of record at the close of business on June 12, 1998 ("Shareholders") are entitled to vote at the Meeting.

As of June 12, 1998, the Portfolios had the following number of shares outstanding:


          PORTFOLIO                                         SHARES OUTSTANDING
Tax Free                                                      532,529,999.34
Institutional Tax Free                                      1,029,363,101.30
California Tax Exempt                                         502,595,059.41
Pennsylvania Tax Free                                          43,448,909.13

         Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter at the Meeting. In addition to the solicitation of proxies by mail, directors and officers of the Trust and officers and employees of SEI Investments Fund Management, the Administrator for the Portfolios, may solicit proxies in person or by telephone. In addition, third parties hired for the purpose may solicit proxies in person, by fax or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of solicitation will be borne by Weiss, Peck & Greer, L.L.C. ("WPG"). The Proxy Card and this Proxy Statement are being mailed to the Shareholders on or about June 25, 1998.

         Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                  INTRODUCTION

         The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of Shareholders. The Board of Trustees has called this Meeting to permit Shareholders of the Portfolios to vote on a new advisory agreement, which is to take effect upon the termination of the existing advisory agreement. The existing advisory agreement will terminate upon the completion of the transaction between WPG and Robeco Groep N.V. ("Robeco") as more fully described below (the "Transaction"). This Proxy Statement solicits votes on the proposal to approve a new advisory agreement between the Trust, on behalf of each Portfolio, and WPG. The Transaction will technically cause an "assignment" of the current advisory agreement ("Current Advisory Agreement"). Under the Investment Company Act of 1940, as amended (the "1940 Act"), this will have the effect of terminating the Current Advisory Agreement. AS DESCRIBED BELOW, THE PROPOSAL DOES NOT REQUEST AN INCREASE IN THE RATE OF ANY PORTFOLIO'S INVESTMENT ADVISORY FEE. FURTHER, THE ACQUISITION WILL NOT RESULT IN A CHANGE IN ANY PORTFOLIO'S PORTFOLIO MANAGER.


PROPOSAL 1.  APPROVAL OF A NEW ADVISORY AGREEMENT FOR THE PORTFOLIOS BACKGROUND

         On May 18, 1998, the Trust's Board, including a majority of the non-interested Trustees, approved a new advisory agreement by and between the Trust, on behalf of the Portfolios, and WPG ("New Advisory Agreement") embodying substantially identical terms and fees as the Current Advisory Agreement, except for the dates of execution, effectiveness and termination, and the inclusion of escrow provisions (which are applicable only in the event that the Transaction closes prior to the approval of the New Advisory Agreement by Shareholders). Accordingly, Shareholders are being asked to approve the New Advisory Agreement with respect to each Portfolio. A copy of the form of New Advisory Agreement is attached as ANNEX A to this Proxy Statement.

THE TRANSACTION

         The Managing Directors of WPG, Lloyds America Securities Corp. and certain other persons (together with the Managing Directors and Lloyds America Securities Corp., the "Sellers"), who collectively own all of the outstanding equity interests in WPG, have entered an agreement (the "Purchase Agreement") with Robeco for the Sellers to sell all of the equity interests of WPG to Robeco (the "Transaction"). After the completion of the Transaction, WPG will be a wholly-owned subsidiary of Robeco.

         The Transaction is not expected to result in material changes in the business, corporate structure or composition of the senior management or personnel of WPG, or in the manner in which WPG renders advisory, administrative or brokerage services to the Portfolios. The Purchase Agreement does not contemplate any changes, other than changes in the ordinary course of business, in the management or operations of WPG relating to the Portfolios, the personnel managing the Portfolios or in the other service providers to or business activities of the Portfolios. Robeco and WPG do not anticipate that the Transaction or any ancillary transactions will cause any reduction in the quality of services now provided by WPG to the Portfolios or have any adverse effect on WPG's ability to fulfill its obligations under the New Advisory Agreement or to operate its businesses in a manner consistent with past business practices.

THE TERMS OF THE PURCHASE AGREEMENT

         The Transaction is expected to close during the third quarter of 1998, provided that a number of conditions set forth in the Purchase Agreement are met or waived. The conditions require, among other things, that as of the closing of the Transaction the Shareholders of the Portfolios and investors in certain accounts advised by WPG or its affiliates (which investment companies and accounts have aggregate assets in excess of a minimum amount) have approved new investment advisory agreement or consented to the assignment of existing investment advisory agreement. In consideration for all of the outstanding equity interests in WPG to be transferred to Robeco, Robeco will pay approximately $375 million in cash to the Sellers at the closing, subject to certain purchase price adjustments set forth in the Purchase Agreement. The initial purchase price is subject to certain adjustments based on, among other things, the amount of revenue generated by assets under management of WPG and its affiliates at specified times. In addition to the initial purchase price, the Sellers and other key WPG employees are eligible to receive up to an additional $200 million contingent upon the level of WPG's cash flow during the five years after the closing. As a condition to the closing, Robeco will either provide to WPG approximately $22.5 million which will be used to repay existing indebtedness of WPG or obtain a waiver from the lender of any requirement that WPG prepay such amount in connection with the Transaction. There is no financing condition to the closing of the Transaction. WPG has been advised by Robeco that as of June 1, 1998, no determination has been made to what extent additional indebtedness will be incurred by Robeco in connection with the Transaction. Robeco has agreed not to change WPG's name for at least five years after the Transaction without the approval of WPG's executive committee.

         The current Managing Directors of WPG and certain officers of WPG have entered into employment agreements with WPG in connection with the Transaction. All of the Portfolios' portfolio managers have also entered into employment agreements. The Purchase Agreement contemplates that Robeco will, and will cause WPG to, honor such employment agreements. The employment agreements are intended to ensure that the services of the Managing Directors and relevant officers are available to WPG (and thus to the Portfolios) for a term of at least three years. Under the Purchase Agreement, the Managing Directors of WPG will receive a portion of the initial purchase price upon the consummation of the Transaction and will be eligible to receive a portion of the contingent purchase price based on their contribution to the continued profitability of WPG after the Transaction. Each employment agreement prohibits the employee from competing with WPG in various ways for a certain time period after the termination of employment. Although there can be no assurance that any employee of WPG will choose to remain employed by WPG after the Transaction, WPG expects to continue to provide competitive compensation and benefit packages and other incentives necessary to retain and attract quality personnel.

         The Trust's Board of Trustees approved the New Advisory Agreement and called this special Meeting of the Shareholders to approve the New Advisory Agreement. WPG has agreed to pay all expenses relating to the procurement of a Shareholder vote. In the event that Shareholders do not approve the New Advisory Agreement, the Trust's Board will meet to discuss its options, which may include recommending the hiring, subject to Board and Shareholder approval, of one or more new advisers.

INFORMATION REGARDING WPG

         WPG is a privately held Delaware limited liability company with over 28 years of experience as an investment adviser to individual and institutional clients. Founded in 1970, WPG is currently owned by 35 Managing Directors, Lloyds America Securities Corp. and certain others. WPG has approximately 240 employees in addition to its Managing Directors. WPG is a member firm of the New York Stock Exchange and, together with its affiliates, had approximately $16 billion of assets under management as of June 1, 1998. Its principal business address is One New York Plaza, New York, NY 10004. ANNEX B to this Proxy Statement sets forth the name, business address and principal occupation of each of WPG's Managing Directors. In addition to serving as the Portfolios' investment adviser, WPG serves as the investment adviser or subadviser to each of the similar investment companies listed in ANNEX C to this Proxy Statement. ANNEX C also sets forth the size of such investment companies and the rates of WPG's advisory fees charged to such investment companies.

         After completion of the Transaction, WPG will be a wholly-owned subsidiary of Robeco and a representative of Robeco will be appointed to WPG's executive committee. The members of WPG's executive committee currently are Stephen H. Weiss (Chairman), Roger J. Weiss, Philip Greer, Ronald M. Hoffner, Wesley W. Lang, Jr., Mitch Cantor and Gill Cogan, all of whom expect to continue such service after the Transaction. A new Managing Board, responsible for the strategic management of WPG, will be established in connection with the Transaction. The Managing Board will consist of eight members, four of which will be appointed by WPG and four of which will be appointed by Robeco. Despite the Board's composition, the members appointed by Robeco will have voting control of the Managing Board and thus of WPG.

INFORMATION CONCERNING ROBECO

         Robeco is a Dutch corporation that was formed to be the holding company for 100% of the shares of Robeco International B.V. and Robeco Nederland B.V. ("Robeco Nederland") (collectively referred to as the "Robeco Group"). Cooperative Centrale Raiffeisen-Boerenleenbank B.A., Rabobank Nederland owns 50% of the shares of Robeco and the balance is owned by shareholders of the Robeco Group funds.

         The Robeco Group is a fund management group. Robeco Nederland advises and manages investment funds, some of whose shares are traded primarily on the Amsterdam Stock

Exchange, including (1) Robeco N.V., (2) Rolinco N.V., (3) Rorento N.V., (4) RG Rente Mixfund N.V., (5) RG Obligatie Mixfund N.V., (6) RG Aandelen Mixfund N.V.,
(7) RG Florente Fund N.V., (8) RG Divirente Fund N.V., (9) RG America Fund N.V.,
(10) RG Europe Fund N.V., (11) RG Pacific Fund N.V., (12) Neuorente Fund N.V.,
(13) RG Hollands Bezit N.V., (14) RG Emerging Markets Fund N.V., (15) RG Tactimix Funds, and (16) RG Zelfselect Landen Fund N.V. Robeco Nederland also advises and manages a number of institutional funds. The Robeco Group operates primarily outside of the United States, although it currently holds significant ownership interests in several U.S. investment advisers.

         The Robeco Group, through its subsidiaries, has approximately 1,250 employees worldwide. Of the approximately $59.4 billion in assets under management at December 31, 1997, approximately $810 million is managed in the U.S.

EFFECT OF THE TRANSACTION ON THE EXISTING ADVISORY AGREEMENT

         Consummation of the Transaction will constitute an "assignment" (as defined in the 1940 Act) of the investment advisory agreement currently in effect between the Trust, on behalf of each Portfolio, and WPG (the "Current Advisory Agreement"). As required by the 1940 Act, the Current Advisory Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Current Advisory Agreement will terminate upon consummation of the Transaction.

         In anticipation of the Transaction and in order for WPG to continue to serve as the Portfolios' investment adviser after consummation of the Transaction (except on a temporary basis pursuant to an order which may be granted by the Securities and Exchange Commission ("SEC")), a new investment advisory agreement (the "New Advisory Agreement") between the Trust, on behalf of each Portfolio, and WPG must be approved (i) by a majority of the Trustees of the Trust who are not parties to the New Advisory Agreement or interested persons of any party thereto (the "Independent Trustees") and (ii) by vote of the holders of "a majority of the outstanding voting securities" (within the meaning of the 1940 Act) of such Portfolio.

         AT A MEETING HELD ON MAY 18, 1998, THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY VOTED TO APPROVE THE NEW ADVISORY AGREEMENT FOR EACH PORTFOLIO AND TO RECOMMEND THAT THE SHAREHOLDERS OF EACH PORTFOLIO VOTE FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT.

         In evaluating the New Advisory Agreement, the Trustees reviewed materials furnished by WPG and Robeco, including information regarding WPG, Robeco, their respective affiliates and their personnel, operations and financial condition. The Trustees also reviewed the terms of the Transaction and its possible effects on the Portfolios and their shareholders. Representatives of WPG discussed with the Trustees the anticipated effects of the Transaction, and indicated their belief that as a consequence of the proposed transaction, the operations of the Portfolios and the capabilities of WPG to provide advisory and other services to the Portfolios would not be materially adversely affected and may be enhanced by the resources of Robeco, though there could be no assurance as to any particular benefits that may result.

          In making their recommendation, the Trustees deemed to be especially important the experience of WPG's key personnel in portfolio management, the arrangements made to secure the continued service of the key personnel in portfolio management, the high quality and extent of research and management services WPG is expected to continue to provide to the Portfolios, and the fair and reasonable compensation proposed to be paid to WPG by the Portfolios under the New Advisory Agreement and that the rate of such compensation is identical to the rate of compensation under the Current Advisory Agreement (which they had recently reviewed and approved). The Trustees also specifically considered the following as relevant to their recommendations: (1) that the fee and expense ratios of the Portfolios are reasonable given the quality of services expected to be provided and the fee and expense ratios of comparable mutual funds; (2) the relative performance of the Portfolios since commencement of operations to comparable mutual funds and unmanaged indices; (3) that the terms of the New Advisory Agreement is substantially identical to those of the Current Advisory Agreement, except for different execution dates, effective dates and termination dates, and the inclusion of escrow provisions (which are applicable only in the event the Transaction closes prior to the approval of the New Advisory Agreement by Shareholders); (4) the favorable history, reputation, qualification and background of WPG and Robeco, as well as the qualifications of their personnel and their respective financial conditions; (5) the commitment of WPG to pay the expenses of the Portfolios in connection with the Transaction so that shareholders of the Portfolios would not have to bear such expenses; (6) the possibility of benefits that may be realized by the Portfolios as a result of WPG's affiliation with Robeco, including any resources of Robeco that would be available to WPG; and (7) other factors deemed relevant by the Trustees.

SECTION 15(f) OF THE 1940 ACT

         Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser (or any of its affiliated persons) of any amount or benefit in connection with such sale, as long as two conditions are satisfied. First, an "unfair burden" may not be imposed on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory and other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

         The Board has not been advised by WPG of any circumstances arising from the Transaction that will result in the imposition of an "unfair burden" on the Portfolios. Moreover, Robeco has agreed in the Purchase Agreement that, upon consummation of the Transaction, it will take no action which would have the effect, directly or indirectly, of violating any of the provisions of Section 15(f) of the 1940 Act in respect of the Transaction. In this regard, the Purchase Agreement provides that Robeco will conduct itself and cause WPG to conduct itself so that no "unfair burden" will be imposed on any Portfolio as a result of the transactions contemplated by the Purchase Agreement. During the two year period following the Transaction, WPG and Robeco do not intend to change WPG's policies with respect to the circumstances under which voluntary fee waivers may be permitted to expire.

         The second condition of Section 15(f) is that during the three-year period immediately following a transaction to which Section 15(f) is applicable, at least 75% of the subject investment company's board of trustees must not be "interested persons" (as defined in the 1940 Act) of the investment company's investment adviser or predecessor adviser. The current composition of the Trust's Board would comply with this condition subsequent to the Transaction.

MISCELLANEOUS

         WPG and the Trust have filed an application (the "Application") with the SEC requesting an order permitting implementation, without obtaining prior Shareholder approval, of the New Advisory Agreement during an interim period commencing on the date of the closing of the Transaction and ending at the earlier of such time as sufficient votes are cast by the applicable Portfolio's Shareholders to approve the New Advisory Agreement and October 31, 1998 (the "Interim Period"). The exemptive relief would be effective only in the event that a quorum of a Portfolio's Shareholders has not been present at the Meeting to consider the approval of its New Advisory Agreement by the date of the closing of the Transactions.

         A condition to the relief requested is expected to require that any advisory fees earned by WPG under the New Advisory Agreement during the Interim Period be held in an interest-bearing escrow account and be paid to WPG only upon approval by Shareholders of the Portfolios of the New Advisory Agreement and the compensation payable thereunder earned during the Interim Period. If a Portfolio's Shareholders do not vote to approve the New Advisory Agreement by the expiration of the Interim Period, the fees held in the escrow account will be remitted to the Portfolio, WPG will no longer serve as the Portfolio's investment adviser and the New Advisory Agreement will terminate. WPG has agreed in the Application to take all appropriate steps to ensure that the scope and quality of its advisory and other services provided to the Portfolios during the Interim Period will be at least equivalent to the scope and quality of services provided under the Current Advisory Agreement, and that, in the event of any material change in the personnel providing advisory services pursuant to the New Advisory Agreement during the Interim Period, the Trustees will be apprised and consulted to assure that they are satisfied that the services provided will not be diminished in scope or quality. There can be no assurance that the SEC will grant the relief requested or that the conditions of the relief requested will be as described above.

         At a meeting held on May 18, 1998, the Trustees, including the Independent Trustees, concluded that payment of the investment advisory fees under the New Advisory Agreement during the Interim Period would be appropriate and fair and recommend that the shareholders of each Portfolio vote to approve the payment of the advisory fees earned by WPG under the New Advisory Agreement during the Interim Period.

         In the event that the closing of the Transaction occurs prior to the Shareholders of a Portfolio approving the New Advisory Agreement, the approval of Proposal 1 by such Shareholders will also be deemed to approve of the payment of the advisory fees to WPG under the New Advisory Agreement during the Interim Period.

CONCLUSION AND RECOMMENDATION OF THE BOARD

         Based upon a review of the above factors, the Board concluded that the terms of the New Advisory Agreement are fair to, and in the best interest of each Portfolio and the Shareholders of each Portfolio. The Trustees, including the Independent Trustees, unanimously recommend that the Shareholders of each Portfolio vote to approve the New Advisory Agreement at the Meeting.

         If the Shareholders of a Portfolio do not approve the New Advisory Agreement with respect to their Portfolio and the Transaction is consummated, the Trustees would consider what further action to take consistent with their fiduciary duties to the Portfolio. Such actions may include obtaining for the Portfolio interim investment advisory services at cost or at the current fee rate either from WPG or from another advisory organization. Thereafter, the Trustees would either negotiate a new investment advisory agreement with an advisory organization selected by the Trustees or make other appropriate arrangements. In the event the Transaction is not consummated, WPG would continue to serve as investment adviser of the Portfolios pursuant to the terms of the Current Advisory Agreement.

DESCRIPTION OF THE CURRENT ADVISORY AGREEMENT AND THE NEW ADVISORY AGREEMENT

GENERAL

         WPG has served as the investment adviser to the Portfolios pursuant to the Current Advisory Agreement, which was approved by the Portfolios' shareholders on April 12, 1989 for the Institutional Tax Free, California Tax Exempt and Pennsylvania Tax Free Portfolios and July 8, 1994 for the Tax Free Portfolio. This Agreement will terminate upon consummation of the Transaction.

         The Board of Trustees recommends that Shareholders of the Portfolios approve the New Advisory Agreement between the Trust, on behalf of the Portfolios, and WPG, a copy of which is attached as ANNEX A to this Proxy Statement. The description of the New Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to the form of New Advisory Agreement attached to this Proxy Statement as ANNEX A. The terms of the New Advisory Agreement are identical to the terms of the Current Advisory Agreement except for dates of execution, effectiveness and terminations, and the inclusion of escrow provisions (which are applicable only in the event that the Transaction closes prior to the approval of the New Advisory Agreement by the Shareholders).

DUTIES UNDER THE NEW ADVISORY AGREEMENT

         Under the New Advisory Agreement, WPG will make the investment decisions for the Portfolios and will continuously review, supervise, and administer the Portfolios' investment program with respect to these assets. WPG will discharge its responsibilities subject to the supervision of the Trustees of the Trust in a manner consistent with the Portfolio's investment objectives, policies and limitations. The New Advisory Agreement also provides that WPG will not be protected against any liability to the Portfolios or their shareholders by reason of willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by WPG of its obligations or duties thereunder.


DURATION AND TERMINATION

         If approved by shareholders at the Meeting, the New Advisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Acquisition. The Trust has applied for exemptive relief to permit WPG to serve as the Portfolios' investment adviser under the New Advisory Agreement for a limited time after the consummation of the Acquisition but prior to Shareholder approval of the New Advisory Agreement.

         Unless terminated earlier, the New Advisory Agreement will continue in effect for a period of two years from the date of effectiveness, and thereafter, for periods of one year for so long as such continuance is specifically approved at least annually (i) by the vote of the holders of a majority of the outstanding voting securities of the Portfolio or by the Board of Trustees, and
(ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

         The New Advisory Agreement will terminate automatically in the event of its assignment. The New Advisory Agreement is also terminable by WPG at any time without penalty, on not more than 60 days' written notice by the Board of Trustees or by vote of a majority of each Portfolio's outstanding voting securities.

COMPENSATION

         Under the New Advisory Agreement, the Portfolios will pay WPG a fee, which is calculated and paid monthly, at the rate of .05% for the first $500 million, .04% for the next $500 million and .03% over $1 billion of the average daily net assets of each Portfolio. For the Portfolios' fiscal year ended December 31, 1997, WPG received compensation from the Portfolios for its services to the Portfolios under the Current Advisory Agreement as follows:


           PORTFOLIO                                                 FEES PAID
Tax Free                                                              $162,009
Institutional Tax Free                                                $379,687
California Tax Exempt                                                 $174,141
Pennsylvania Tax Free                                                  $14,050

         THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE PORTFOLIOS VOTE FOR APPROVAL OF THE NEW ADVISORY AGREEMENT WITH WPG.

ADMINISTRATOR

         SEI Fund Resources ("Fund Resources") serves as Administrator of the Portfolios pursuant to an administration agreement. The principal offices of Fund Resources are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

DISTRIBUTION

         SEI Investments Distribution Co. (the "Distributor"), an affiliate of Fund Resources, serves as Distributor of the Portfolios' shares pursuant to a distribution agreement dated December 3, 1982. The principal offices at the Distributor are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

PORTFOLIO TRANSACTIONS

         For the fiscal year ended August 31, 1997, the Trust did not pay any brokerage commissions to affiliates.

5% SHAREHOLDERS

         As of June 12, 1998, the following persons were the only persons who were, to the knowledge of the Trust, beneficial owners of 5% or more of shares of the Portfolios of the Trust voting at this Meeting:


                                               NAME AND ADDRESS                                       PERCENTAGE OF
              PORTFOLIO                       OF BENEFICIAL OWNER             NUMBER OF SHARES      PORTFOLIO SHARES
------------------------------------ ------------------------------------  ---------------------- ---------------------
Institutional Tax Free Portfolio     Fifth Third Bank                           57,817,405.00             5.61%
                                     38 Fountain Square
                                     Cincinnati, OH  45263-001

Institutional Tax Free Portfolio     Calhoun & Co.                              64,990,800.38             6.31%
                                     c/o Comerica Bank
                                     P.O. Box 75000
                                     Detroit, MI  48275-0001

Institutional Tax Free Portfolio     Bank of America NT & SA                    83,205,268.59             8.08%
                                     P.O. Box 3577 Terminal Annex
                                     Los Angeles, CA  90051-1577

Institutional Tax Free Portfolio     First American National Bank               73,897,490.94             7.17%
                                     800 First American Center
                                     Nashville, TN  37237


                                       10

                                               NAME AND ADDRESS                                       PERCENTAGE OF
              PORTFOLIO                       OF BENEFICIAL OWNER             NUMBER OF SHARES      PORTFOLIO SHARES
------------------------------------ ------------------------------------  ---------------------- ---------------------
Institutional Tax Free Portfolio     Whitcust & Co.                             53,984,035.83             5.24%
                                     c/o Whitney National Bank
                                     228 St. Charles Avenue
                                     New Orleans, LA  70130-2601

California Tax Exempt Portfolio      Union Bank of California                   27,916,582.92             5.55%
                                     P.O. Box 109
                                     San Diego, CA  92112-4103

California Tax Exempt Portfolio      SEI Trust Company                           3,578,929.63             7.12%
                                     c/o SEI Corporation
                                     P.O. Box 1100
                                     Oaks, PA  19456-1100

California Tax Exempt Portfolio      Bank of America NT & SA                     9,303,269.49            18.51%
                                     P.O. Box 3577 Terminal Annex
                                     Los Angeles, CA  90051-1577

California Tax Exempt Portfolio      SAFECO                                      4,764,872.85             9.48%
                                     CA Tax Free Inc. Fund
                                     1776 Heritage Drive
                                     North Quincy, MA  02171-2119

California Tax Exempt Portfolio      Southwest Securities                      330,488,775.00            65.75%
                                     Special Custodial Account for
                                     Exclusive Benfit of out
                                     Customers
                                     P.O. Box 509002
                                     Dallas, TX 75250-9002

California Tax Exempt Portfolio      City National Bank AS                     121,556,755.00            24.18%
                                     Agent for Various Accounts
                                     400 N. Roxbury Drive, 7th Floor
                                     Beverly Hills, CA 90210-5021

Tax Free Portfolio                   NAIDOT & Co.                              130,759,900.00            24.55%
                                     c/o Bessemer Trust Company
                                     630 Fifth Avenue
                                     38th Floor
                                     New York, NY  10111-0100

Tax Free Portfolio                   Vose & Co.                                103,177,752.17            19.37%
                                     159 E. Main Street
                                     Rochester, NY  14604-1605

Tax Free Portfolio                   SEI Trust Company                          38,936,955.45             7.31%
                                     c/o SEI Corporation
                                     P.O. Box 1100
                                     Oaks, PA  19456-1100

Tax Free Portfolio                   Colorado State Bank of Denver              37,632,829.86             7.06%
                                     P.O. Box 5945TA
                                     Denver, CO  80217



                                       11


                                               NAME AND ADDRESS                                       PERCENTAGE OF
              PORTFOLIO                       OF BENEFICIAL OWNER             NUMBER OF SHARES      PORTFOLIO SHARES
------------------------------------ ------------------------------------  ---------------------- ---------------------
Tax Free Portfolio                   EAMCO                                      58,741,688.79            11.03%
                                     c/o Riggs Bank NA
                                     5700 Rivertech Court R5300
                                     Riverdale, MD  20737-1250

Tax Free Portfolio                   Smith & Co.                                50,107,416.00             9.41%
                                     c/o First Security Bank of Utah
                                     P.O. Box 30007
                                     Salt Lake City, UT 84130-0007

Pennsylvania Tax Free Portfolio      The Farmers Company                         6,245,000.00            14.37%
                                     c/o Farmers First Bank - Lititz
                                     P.O. Box 1000
                                     Lititz, PA  17543-7000

Pennsylvania Tax Free Portfolio      The Fulton Company                         33,072,843.83            76.11%
                                     c/o Fulton Bank Trust Dept.
                                     One Penn Square
                                     Lancaster, PA  17602-2853

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

ADJOURNMENT

         In the event that sufficient votes in favor of the Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by WPG.

REQUIRED VOTE

         Approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities of a Portfolio. The 1940 Act defines "majority of the outstanding voting securities" as the vote of (i) 67% or more of the Portfolio's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding shares, whichever is less.

         Abstentions and "broker non-votes" will not be counted for or against any Proposal to which it relates, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting, and will therefore have the effect of counting against the Proposal.

SHAREHOLDER PROPOSALS

         THE TRUST DOES NOT HOLD ANNUAL SHAREHOLDER MEETINGS. SHAREHOLDERS WISHING TO SUBMIT PROPOSALS FOR INCLUSION IN A PROXY STATEMENT FOR A SUBSEQUENT MEETING SHOULD SEND THEIR WRITTEN PROPOSALS TO THE SECRETARY OF THE TRUST C/O SEI INVESTMENTS COMPANY, LEGAL DEPARTMENT, ONE FREEDOM VALLEY DRIVE, OAKS, PENNSYLVANIA 19456.



REPORTS TO SHAREHOLDERS

         THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT TO SHAREHOLDERS OF THE TRUST AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF ANY, ON REQUEST. SHAREHOLDERS SHOULD MAKE REQUESTS BY WRITING TO THE TRUST C/O FUND RESOURCES, AT ONE FREEDOM VALLEY DRIVE, OAKS, PENNSYLVANIA 19456, OR BY CALLING 1-800-DIAL-SEI.

OTHER MATTERS

         The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                             ------------------------

         SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE- PAID ENVELOPE.

                                     ANNEX A

                          INVESTMENT ADVISORY AGREEMENT
                              SEI TAX EXEMPT TRUST


         AGREEMENT made this _____ day of _______, 1998 by and between SEI Tax Exempt Trust, a Massachusetts business trust (the "Trust"), and Weiss, Peck & Greer, L.L.C., a Delaware limited liability company (the "Adviser").

         WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies;

         WHEREAS, the Trust has retained SEI Fund Management (the "Manager") to provide administration of the Trust's operations, subject to the control of the Board of Trustees; and

         WHEREAS, the Trust and Weiss, Peck & Greer L.L.C. has agreed to provide investment management services to the portfolios listed on the schedule(s) attached to this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants herein, the parties hereto agree as follows:

         1. DUTIES OF THE ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets, and to continuously review, supervise, and administer the investment program of the Portfolios, to determine in its discretion the securities to be purchased or sold or exchanged and what portion, if any of the assets of the Portfolios shall be held uninvested and on behalf of the Portfolios, to make changes in investments, to provide the Manager and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Manager and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities.

                  The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Portfolio set forth in the Trust's prospectus and statement of additional information as amended from time to time (the "Prospectus"), and applicable laws and regulations.

                  The Adviser accepts such employment and agrees, at its own expense, to render services and to provide office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

         2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and is directed to use its best efforts to obtain the best net results as described in the Trust's Prospectus. The Adviser will promptly communicate to the manager and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

         3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified in the schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached schedule(s) to the assets. The fee shall be based on the average daily net assets for the month involved.

                  All rights of compensation under this Agreement for services performed as of or prior to the date of termination of this Agreement shall survive such termination.

         4. OTHER SERVICES. At the request of the Trust or the Manager, the Adviser in its discretion may make available to the Trust office facilities, equipment, personnel, and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Trust or the Manager at the Adviser's cost.

                  The fees payable to the Adviser under this Agreement shall be paid into an interest-bearing escrow account in the event that
                  (i) the Securities and Exchange Commission issues an order permitting the implementation of this Agreement prior to the approval of this Agreement by the holders of "a majority of the outstanding voting securities" (as defined in the 1940
                  Act) of the Trust and (ii) the holders of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust have not voted to approve this Agreement by the date of the closing of the acquisition by Robeco Groep N.V. of the outstanding equity interests of the Investment Adviser. If such approval has subsequently been obtained by October 31, 1998, the fees paid by the Trust into the escrow account (and interest thereon) shall be paid to the Adviser. If such approval has not been obtained by October 31, 1998, this Agreement shall terminate and the fees paid by the Trust into the escrow account (and interest thereon) shall be paid to the Trust.

         5. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current Prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

         6. STATUS OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         7. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

         8. LIMITATION OF LIABILITY OF THE ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Manager, the Trust, or any portfolio in connection with the matters to which this Agreement relates, provided however that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations under this Agreement.

         9. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) thereof is or may be interested in the Trust as a shareholder or otherwise.

         10. DURATION AND TERMINATION. Except as provided herein, this Agreement, unless sooner terminated as provided herein, shall continue in effect until _______, 2000; thereafter, it shall continue in effect for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

                  This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days' written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the following address:

                  To the Trust:     c/o SEI Investments Management Corporation
                                    One Freedom Valley Drive
                                    Oaks, PA 19456

                  To the Adviser:   One New York Plaza
                                    New York, NY  10004-1950

                  As used in this Section 10, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

         11. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

         12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

A copy of the Agreement and Declaration of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

No portfolio of the Trust shall be liable for the obligations of any other portfolio of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of the Portfolios for payment of fees for services rendered to the Portfolios.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.


SEI TAX EXEMPT TRUST                          WEISS, PECK & GREER, L.L.C.


By: _______________________                   By: ____________________________

Name: _____________________                   Name: __________________________

Attest: ___________________                   Attest: ________________________

Name: _____________________                   Name: __________________________

                     SCHEDULE DATED _________________, 1998
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                            DATED _____________, 1998
                                     BETWEEN
                              SEI TAX EXEMPT TRUST
                                       AND
                           WEISS, PECK & GREER, L.L.C.


Pursuant to Article 3, the Trust shall pay the Adviser compensation at an annual rate as follows:


                               Tax Free Portfolio
                        Institutional Tax Free Portfolio
                         Pennsylvania Tax Free Portfolio
                         California Tax Exempt Portfolio


Net Asset Value                                              Annual Fee
---------------                                              ----------
Up to $500,000,000                                                 .05%
Next $500,000,000                                                  .04%
Over $1,000,000,000                                                .03%

The fees for the Tax Free, Institutional Tax Free, Pennsylvania Tax Free and California Tax Exempt Portfolios shall be calculated by aggregating the assets of the four portfolios, applying the above fee schedule and then allocating the fee to each of those portfolios based upon their relative net assets.

                                     ANNEX B

INFORMATION REGARDING THE MANAGING DIRECTORS OF WPG

                                             Positions
         Name*                                With Wpg*
         ------------------            -----------------
         Samuel H. Armacost            Managing Director
         Annette Bianchi               Managing Director
         Mitchell E. Cantor            Managing Director
         Daniel J. Cardell             Managing Director
         Don W. Ceglar                 Managing Director
         Gill Cogan                    Managing Director
         Douglas L. Di Pasquale        Managing Director
         Ellen M. Feeney               Managing Director
         Janet Fiorenza                Managing Director
         Margery Z. Flicker            Managing Director
         Philip Greer                  Senior Managing Director
         Ronald M. Hoffner             Managing Director
         James W. Kiley                Managing Director
         A. Roy Knutsen                Managing Director
         Alan D. Kohn                  Managing Director
         Wesley W. Lang, Jr.           Managing Director
         Marvin B. Markowitz           Managing Director
         Howard G. Mattsson            Managing Director
         Jay C. Nadel                  Managing Director
         Peter B. Pfister              Managing Director
         Richard S. Pollack            Managing Director
         Steven Pomerantz              Managing Director
         McGehee Porter                Managing Director
         Stuart W. Porter              Managing Director
         Francis H. Powers             Managing Director
         R. Scott Richter              Managing Director
         Nelson Schaenen, Jr.          Managing Director
         Christopher J. Schaepe        Managing Director
         James S. Schainuck            Managing Director
         Adam Starr                    Managing Director
         Daniel S. Vandivort           Managing Director
         Roger J. Weiss                Senior Managing Director
         Stephen H. Weiss              Chairman of the Executive Committee/
                                       Senior Managing Director
         Craig S. Whiting              Managing Director
         Laurence G. Zuriff            Managing Director
         Hugh S. Zurkuhlen             Managing Director


------------

* The principal business address of each Managing Director of WPG is One New York Plaza, New York, New York 10004. The principal occupation of each Managing Director of WPG is serving in that capacity to WPG.

                                     ANNEX C

                  OTHER SIMILAR INVESTMENT COMPANIES FOR WHICH
                       WPG SERVES AS ADVISER OR SUBADVISER


                                                    NET ASSETS (AS OF 12/31/97)
                INVESTMENT COMPANY                  (000'S OMITTED)                           ADVISORY FEE RATE
-------------------------------------               ---------------                    --------------------------------
Frank Russell Investment Company                    $130,060                           0.01% assets under $100  million
Tax Free Money Market Fund                                                             0.05% next $100 million
                                                                                       0.03% over $200 million

Expedition Tax Free Money Market Fund               -0-                                0.075% assets < $150 million
                                                                                       0.05% next $350 million
                                                                                       0.04% next $500 million
                                                                                       0.03% over $1 billion

WPG Tax Free Money Market Fund                      $130,083                           0.50% of net assets up to $500
                                                                                       million
                                                                                       0.45% of net assets from $500
                                                                                       million to $1 billion
                                                                                       0.40% of net assets from $1
                                                                                       billion to $1.5 billion
                                                                                       0.35% of net assets in excess
                                                                                       of $1.5 billion

WPG Intermediate Municipal Bond Fund                $23,508                            0.00% of average daily net
                                                                                       assets while net assets are
                                                                                       less than $17 million
                                                                                       0.50% of average daily net
                                                                                       assets while net assets are $17
                                                                                       million or more

                                 SEI TAX EXEMPT TRUST
                                  TAX FREE PORTFOLIO

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
                 THE SPECIAL MEETING OF SHAREHOLDERS, JULY 29, 1998

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Kevin P. Robins, Joseph O'Donnell and Cynthia Parrish as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Tax Free Portfolio (the "Portfolio") of SEI Tax Exempt Trust (the "Trust"), to be held in the offices of the Trust, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456 on July 29, 1998, at 3:30 p.m., local time, and any adjournments or postponements thereof (the "Meeting") all shares of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below respecting the approval of a new advisory agreement between the Trust, on behalf of the Portfolio, and Weiss, Peck & Greer, L.L.C. relating to the management of the assets of the Portfolio and, in accordance with their own discretion, on any other matters properly brought before the Meeting.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

Vote On Proposal

1. To approve a new advisory agreement between the Trust, on behalf of the Tax Free Portfolio, and Weiss, Peck & Greer, L.L.C. relating to the management of the assets of the Portfolio.

                       For         Against         Abstain
                   ----        ----            ----

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, directors or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 1998                ---------------------------------
      -----------------                      Signature of Shareholder


                                             ---------------------------------
                                             Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                                 SEI TAX EXEMPT TRUST
                           INSTITUTIONAL TAX FREE PORTFOLIO

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
                 THE SPECIAL MEETING OF SHAREHOLDERS, JULY 29, 1998

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Kevin P. Robins, Joseph O'Donnell and Cynthia Parrish as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Institutional Tax Free Portfolio (the "Portfolio") of SEI Tax Exempt Trust (the "Trust"), to be held in the offices of the Trust, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456 on July 29, 1998, at 3:30 p.m., local time, and any adjournments or postponements thereof (the "Meeting") all shares of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below respecting the approval of a new advisory agreement between the Trust, on behalf of the Portfolio, and Weiss, Peck & Greer, L.L.C. relating to the management of the assets of the Portfolio and, in accordance with their own discretion, on any other matters properly brought before the Meeting.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

Vote On Proposal

1. To approve a new advisory agreement between the Trust, on behalf of the Institutional Tax Free Portfolio, and Weiss, Peck & Greer, L.L.C. relating to the management of the assets of the Portfolio.

                      For         Against         Abstain
                  ----        ----            ----

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, directors or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 1998                ---------------------------------
      -----------------                      Signature of Shareholder


                                             ---------------------------------
                                             Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                                 SEI TAX EXEMPT TRUST
                           CALIFORNIA TAX EXEMPT PORTFOLIO

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
                 THE SPECIAL MEETING OF SHAREHOLDERS, JULY 29, 1998

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Kevin P. Robins, Joseph O'Donnell and Cynthia Parrish as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the California Tax Exempt Portfolio (the "Portfolio") of SEI Tax Exempt Trust (the "Trust"), to be held in the offices of the Trust, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456 on July 29, 1998, at 3:30 p.m., local time, and any adjournments or postponements thereof (the "Meeting") all shares of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below respecting the approval of a new advisory agreement between the Trust, on behalf of the Portfolio, and Weiss, Peck & Greer, L.L.C. relating to the management of the assets of the Portfolio and, in accordance with their own discretion, on any other matters properly brought before the Meeting.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

Vote On Proposal

1. To approve a new advisory agreement between the Trust, on behalf of the California Tax Exempt Portfolio, and Weiss, Peck & Greer, L.L.C. relating to the management of the assets of the Portfolio.

                      For         Against         Abstain
                  ----        ----            ----

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, directors or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 1998                ---------------------------------
      -----------------                      Signature of Shareholder


                                             ---------------------------------
                                             Signature (Joint owners)



PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                                 SEI TAX EXEMPT TRUST
                           PENNSYLVANIA TAX FREE PORTFOLIO

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
                 THE SPECIAL MEETING OF SHAREHOLDERS, JULY 29, 1998

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Kevin P. Robins, Joseph O'Donnell and Cynthia Parrish as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Pennsylvania Tax Free Portfolio (the "Portfolio") of SEI Tax Exempt Trust (the "Trust"), to be held in the offices of the Trust, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456 on July 29, 1998, at 3:30 p.m., local time, and any adjournments or postponements thereof (the "Meeting") all shares of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below respecting the approval of a new advisory agreement between the Trust, on behalf of the Portfolio, and Weiss, Peck & Greer, L.L.C. relating to the management of the assets of the Portfolio and, in accordance with their own discretion, on any other matters properly brought before the Meeting.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

Vote On Proposal

1. To approve a new advisory agreement between the Trust, on behalf of the Pennsylvania Tax Free Portfolio, and Weiss, Peck & Greer, L.L.C. relating to the management of the assets of the Portfolio.

                      For         Against         Abstain
                  ----        ----            ----

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, directors or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 1998                ---------------------------------
      -----------------                      Signature of Shareholder


                                             ---------------------------------
                                             Signature (Joint owners)



PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.